                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 24, 1996

                            Clinton Gas Systems, Inc.
             (Exact name of registrant as specified in its charter)


Ohio                                   0-10833                  31-0813959
- ----                                   -------                  ----------

(State or other jurisdiction    (Commission file number)       (IRS Employer
     of incorporation)                                      Identification  No.)

                              4770 Indianola Avenue
                              Columbus, Ohio 43214
              (Address of principal executive offices and zip code)

        Registrant's Telephone No. (including area code): (614) 888-9588


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Item 5.  Other Events

         ANNOUNCEMENT OF EXECUTION OF DEFINITIVE MERGER AGREEMENT

         On May 24, 1996, Clinton Gas Systems, Inc. ("CGAS") announced that it had entered into a definitive merger agreement dated as of May 24, 1996 (the "Merger Agreement") by and among CGAS, Jenco Acquisition, Inc., an Ohio corporation ("Sub"), and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI") and an affiliate of Enron Capital & Trade Resources Corp. ("ECT"). Sub is a wholly-owned subsidiary of JEDI. Pursuant to the terms of the Merger Agreement, JEDI will acquire common shares, without par value, of CGAS (the "Shares") at a price of $6.75 per Share in cash. As of May 24, 1996, CGAS had a total of 5,661,561 Shares outstanding. The Merger Agreement has been approved by the Board of Directors of CGAS and its Special Committee of outside directors. Concurrently with the execution of the Merger Agreement, JEDI and Sub have entered into certain agreements with Jerry D. Jordan and certain other employees of a subsidiary of CGAS providing for a continuing role of management in CGAS after the acquisition. Consummation of the acquisition is subject to the satisfaction of various conditions, including (i) the approval of the transaction by the shareholders of CGAS and
(ii) receipt of all necessary consents and governmental approvals. CGAS currently expects to hold a special meeting of its shareholders as soon as practicable after filing and receipt of clearance of the proxy materials from the Securities and Exchange Commission for the purpose of voting on the transaction. CGAS is an independent exploration and development company and natural gas marketer. The Shares are traded over-the-counter on The Nasdaq Stock Market under the symbol "CGAS."

                           CERTAIN TERMS OF THE MERGER

         The Merger. Upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the General Corporation Law of the State of Ohio ("OGCL"), Sub shall be merged (the "Merger") with and into CGAS and the separate corporate existence of Sub shall thereupon cease and CGAS, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger continue its corporate existence in accordance with the OGCL.

         The Merger shall become effective at the date and time (the "Effective Time") when a properly executed certificate of merger, in such form as is required by the OGCL and the Secretary of State of Ohio, is duly filed with the Secretary of State of Ohio or at such later time as the parties shall have provided in such certificate.

         At the Effective Time, by virtue of the Merger and without any action on the part of Sub, CGAS or its respective shareholders (other than the filing of the certificate of merger referred to above) (a) each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by Sub, Shares held in the treasury of CGAS or owned by any subsidiary of CGAS and Dissenting Shares (as defined in the Merger Agreement) in respect of which dissenters' rights are properly exercised and perfected) shall be canceled and extinguished and be converted automatically into the right to receive $6.75 per Share in cash, without interest thereon (the

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"Merger Consideration"), less any required withholding of taxes, which Merger
Consideration shall be payable upon surrender of the certificate formerly representing such Share in the manner provided in the Merger Agreement, (b) each Share then held in the treasury of CGAS and each Share owned by any subsidiary of CGAS shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist and (c) each Share owned beneficially or of record by Sub immediately prior to the Effective Time shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist. At the Effective Time, each share of common stock, $.01 par value, of Sub issued and outstanding immediately prior to Effective Time shall be converted, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and nonassessable share of the common stock of the Surviving Corporation.

         Shareholders' Meeting. CGAS, acting through its board of directors, shall take all action necessary, in accordance with applicable law and its Articles of Incorporation and Regulations, to convene a special meeting of the holders of Shares as promptly as practicable for the purpose of considering and taking action to authorize and adopt the Merger Agreement.

                                RELATED DOCUMENTS

         Subscription Agreement. Sub and Jerry D. Jordan, the Chairman of the Board, Chief Executive Officer and Director of CGAS (the "Management Investor"), entered into a Subscription Agreement dated as of May 24, 1996 (the "Subscription Agreement"), which provides that Management Investor agrees to contribute to Sub 148,150 Shares owned by Management Investor. Subject to the satisfaction of the conditions to the obligations of the parties to the Merger Agreement to effect the Merger or the waiver thereof by the applicable parties to the Merger Agreement in accordance therewith, such Shares shall be contributed to Sub effective immediately prior to the Effective Time. At the closing of the transactions contemplated by the Merger Agreement, and effective immediately prior to the Effective Time, Sub shall issue 1,000 shares of Sub common stock to Management Investor in consideration for such Shares. Subject to the consummation of the Merger, JEDI will make a capital contribution to Sub at or prior to the Effective Time in the amount of $31,354,000 in consideration for 31,354 shares of Sub common stock that immediately after the Effective Time will represent approximately 97% of the outstanding common stock of the Surviving Corporation on a fully diluted basis. Management Investor will own, immediately after the Effective Time, 1,000 shares of common stock of the Surviving Corporation which will represent approximately 3% of the outstanding common stock of the Surviving Corporation on a fully diluted basis.

         Shareholders Agreement. Sub, JEDI and Management Investor entered into a Shareholders Agreement dated as of May 24, 1996 (the "Shareholders Agreement"). The Shareholders Agreement provides generally that Management Investor shall not make any transfer of the Surviving Corporation common stock (the "Common Stock"), directly or indirectly, except as expressly permitted therein. Management Investor may transfer, from time to time, any Common Stock to permitted family transferees. Management Investor may transfer Common Stock to any other transferee if, but only if, the Surviving Corporation has not exercised its right to match any bona fide written

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third party offer to purchase the Common Stock. The Surviving Corporation's right to match such third party offer may be assigned, in whole or in part, to JEDI. The Shareholders Agreement further provides that if JEDI or any of its affiliates propose to sell Common Stock for value (excluding certain sales set forth in the Shareholders Agreement), then such transferor shall offer to include in the proposed sale a number of shares of Common Stock designated by Management Investor (the "Tagalong Right"), not to exceed the number of shares equal to the product of (A) the aggregate number of shares to be sold by the transferor to the proposed transferee and (B) a fraction with a numerator equal to the number of shares of fully-diluted Common Stock held by Management Investor and a denominator equal to the number of shares of fully-diluted Common Stock held by the transferor and Management Investor. The Shareholders Agreement further provides that if the Surviving Corporation at any time proposes to sell Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, (other than registrations on Forms S-4 or S-8 or any successor forms thereto), the Surviving Corporation will each such time promptly give written notice to Management Investor of its intention to do so and, upon the written request of Management Investor, the Surviving Corporation will use its best efforts to cause the number of shares owned by Management Investor and so designated to be registered under such registration statement to the extent requisite to permit the sale or other disposition by Management Investor of such shares (the "Registration Right"). The Shareholders Agreement further provides that the Surviving Corporation shall be obligated to purchase Management Investor's shares of Common Stock in certain cases (the "Stock Sale Rights"). The Management Investor shall have the right to cause the Surviving Corporation to purchase all, but not less than all, shares of Common Stock then owned by Management Investor at any time following the date Management Investor ceases to be an employee of Surviving Corporation (the "Employment Termination Date") at a price per share equal to an appraised value as defined in the Shareholders Agreement. In addition, if the Employment Termination Date occurs as the result of the death or incapacity of Management Investor, the Surviving Corporation shall purchase such shares and pay Management Investor (or his representative) the purchase price thereof on the date which is no later than 30 days following the date of the Surviving Corporation's receipt of such notice, and the appraised value shall be determined as of the end of the second month immediately preceding such date of receipt. If the Employment Termination Date occurs as a result of any other reason, such purchase and payment shall occur on the date which is the later of three years following the Effective Time, or 30 days following the date of the Surviving Corporation's receipt of the notice referred to above, and the appraised value shall be determined as of the end of the second month immediately preceding such date of purchase and payment. The Surviving Corporation shall have the right to purchase all, but not less than all, shares of Common Stock owned by Management Investor at any time following the Employment Termination Date. Such right may be assigned by the Surviving Corporation, in whole or in part, to JEDI. The Shareholders Agreement shall terminate upon the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the date which is 10 years following the Effective Time, (iii) the date a qualified initial public offering (as defined in the Shareholders Agreement) is consummated (except that in such event, Management Investor's Tagalong Right, Registration Right and Stock Sale Rights will continue until Management Investor has sold all of his shares of Common Stock), (iv) the date of the dissolution, liquidation or winding-up of the Surviving Corporation or (v) the date of delivery to the Surviving Corporation of a written termination notice executed by the parties to the Shareholders Agreement.

         Business Opportunity Agreement. ECT, Sub, JEDI and Management Investor also entered into a Business Opportunity Agreement dated May 24, 1996 (the "Business Opportunity

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Agreement") that is intended to make it clear that Enron Corp., a Delaware corporation ("Enron") and the parent of ECT, and its affiliates, have no duty to make business opportunities available to the Surviving Corporation in most circumstances. The Business Opportunity Agreement also provides that ECT and its affiliates may pursue certain business opportunities to the exclusion of the Surviving Corporation. In addition, there may be circumstances in which the Surviving Corporation will offer business opportunities to certain affiliates of Enron. If an Enron affiliate is offered such an opportunity and decides to pursue it, the Surviving Corporation may be unable to pursue it.

         Employment Agreements. Management Investor and Sub entered into an employment agreement to be effective as of the Effective Time (the "Employment Agreement"). The Employment Agreement is for a period of three years after the Effective Time. The Employment Agreement provides that Management Investor will serve as the Chairman of the Board and Chief Executive Officer of the Surviving Corporation and will be paid an annual base salary of $250,000. The Employment Agreement provides that Management Investor shall be allowed to participate, on the same basis generally as other employees of the Surviving Corporation, in all general employee benefit plans and programs, including improvements or modifications to the same, which are in effect as of the Effective Time or thereafter are made available by the Surviving Corporation to all or substantially all of its employees. Upon a voluntary termination (as defined in the Employment Agreement) of the employment relationship prior to the expiration of the term of the Employment Agreement , all future compensation to which Management Investor is entitled and all future benefits for which Management Investor is eligible shall cease and terminate as of the date of termination. Management Investor shall be entitled to pro rata salary through the date of such termination plus any other payments generally available to other departing employees of Surviving Corporation, but Management Investor shall not be entitled to any individual bonuses or individual incentive compensation not yet paid at the date of such termination. If Management Investor's employment shall be terminated for cause (as defined in Employment Agreement) prior to the expiration of the term of the Employment Agreement, all future compensation to which Management Investor is entitled and all future benefits for which Management Investor is eligible shall cease and terminate as of the date of termination. Upon an involuntary termination (as defined in the Employment Agreement) prior to the expiration of the term of the Employment Agreement, Management Investor shall be entitled, in consideration of Management Investor's continuing obligations under the Employment Agreement after such termination, to receive his base salary as if his employment has continued for the full term of the Employment Agreement. The Employment Agreement provides that Management Investor shall not compete with the Surviving Corporation until the later of (a) three years after the Effective Time or (b) one year after the termination of the employment relationship.

         Sub also entered into employment agreements, to be effective as of the Effective Time, with Marilyn A. Ennis, John L. Forman, William A. Grubaugh, Mark
D. Jordan, Donald E. Kreager and Connie J. Slocum, all of whom are currently employees of a subsidiary of CGAS.

         Noncompetition Agreement. An affiliate of Sub has entered into a noncompetition agreement with F. Daniel Ryan, the President of CGAS.

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         The descriptions of the terms and conditions of the Merger Agreement, the Subscription Agreement, the Employment Agreements, the Business Opportunity Agreement, the Shareholders Agreement and the other agreements referred to herein are qualified in their entirety by reference to the text of those agreements which are included as exhibits to this filing.

Item 7.  Financial Statements and Exhibits

         The following documents are attached hereto as exhibits:

         2.1 Agreement and Plan of Merger by and among Jenco Acquisition, Inc., Joint Energy Development Investments Limited Partnership, and Clinton Gas Systems, Inc. dated as of May 24, 1996.

         99.1     Clinton Gas Systems, Inc. Press Release dated May 24, 1996.

         99.2 Subscription Agreement between Jenco Acquisition, Inc. and Jerry D. Jordan dated May 24, 1996.

         99.3 Business Opportunity Agreement dated May 24, 1996 among Enron Capital & Trade Resources Corp., Jenco Acquisition, Inc., Joint Energy Development Investments Limited Partnership and Jerry D. Jordan.

         99.4 Shareholders Agreement dated May 24, 1996 among Jenco Acquisition, Inc., Joint Energy Development Investments Limited Parnership and Jerry D. Jordan.

         99.5 Executive Employment Agreement between Jenco Acquisition, Inc. and Jerry D. Jordan

         99.6 Executive Employment Agreement between Jenco Acquisition, Inc. and Marilyn A. Ennis.

         99.7 Executive Employment Agreement between Jenco Acquisition, Inc. and John L. Forman.

         99.8 Executive Employment Agreement between Jenco Acquisition, Inc. and William A. Grubaugh.

         99.9 Executive Employment Agreement between Jenco Acquisition, Inc. and Mark D. Jordan.

         99.10 Executive Employment Agreement between Jenco Acquisition, Inc. and Donald E. Kreager.

         99.11 Executive Employment Agreement between Jenco Acquisition, Inc. and Connie J. Slocum.

         99.12 Agreement between Enron Capital & Trade Resources and F. Daniel Ryan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLINTON GAS SYSTEMS, INC.

Date:  June 3, 1996                 By: /s/ Jerry D. Jordan
                                        -------------------
                                        Jerry D. Jordan, Chairman of the Board
                                        and Chief Executive Officer

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                                  EXHIBIT INDEX

       EXHIBIT NO.               DESCRIPTION OF EXHIBIT                               SEQUENTIAL PAGE NO.
       -----------               ----------------------                               -------------------

           2.1 Agreement and Plan of Merger by and among Jenco Acquisition, Inc., Joint Energy
                             Development Investments Limited Partnership and Clinton Gas Systems, Inc. dated as of May
                             24, 1996.

           99.1              Clinton Gas Systems, Inc. Press Release dated
                             May 24, 1996

           99.2              Subscription Agreement between Jenco
                             Acquisition, Inc. and Jerry D. Jordan dated May
                             24, 1996.

           99.3              Business Opportunity Agreement dated May 24,
                             1996 among Enron Capital & Trade Resources
                             Corp., Jenco Acquisition, Inc., Joint Energy
                             Development Investments Limited Partnership and Jerry D. Jordan.

           99.4              Shareholders Agreement dated May 24, 1996 among
                             Jenco Acquisition, Inc., Joint Energy
                             Development Investments Limited Partnership and
                             Jerry D. Jordan.

           99.5              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and Jerry D. Jordan.

           99.6              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and Marilyn A. Ennis.

           99.7              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and John L. Forman.

           99.8              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and William A.
                             Grubaugh.

           99.9              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and Mark D. Jordan.

          99.10              Executive Employment Agreement between
                             Jenco Acquisition, Inc. and Donald E. Kreager.

          99.11              Executive Employment Agreement between




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
                             Jenco Acquisition, Inc. and Connie J. Slocum.

          99.12              Agreement between Enron Capital & Trade
                             Resources Corp. and F. Daniel Ryan.



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